--------------------------------------------------------------------------------







                           360 COMMUNICATIONS COMPANY


                                       TO


                             CITIBANK, N.A., Trustee



                      ------------------------------------


                                    Indenture


                      -------------------------------------





                            Dated as of March 1, 1997



                                 Debt Securities




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                                TABLE OF CONTENTS

PARTIES.......................................................................1

RECITAL OF THE COMPANY........................................................1

                                   ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

Section 101.  DEFINITIONS.....................................................1
              Act.............................................................1
              Affiliate.......................................................1
              Asset Sale......................................................2
              Attributable Indebtedness.......................................2
              Authenticating Agent............................................2
              Bankruptcy Law..................................................2
              Board of Directors..............................................2
              Board Resolution................................................3
              Business Day....................................................3
              Capital Lease Obligations.......................................3
              Capital Stock...................................................3
              Change of Control...............................................3
              Change of Control Offer.........................................4
              Change of Control Payment Date..................................4
              Change of Control Purchase Price................................4
              Change of Control Triggering Effect.............................4
              Commission......................................................4
              Company.........................................................4
              Company Request.................................................4
              Consolidated Interest Expense...................................4
              Consolidated Net Income.........................................5
              Corporate Trust Office..........................................5
              corporation.....................................................5
              covenant defeasance option......................................6
              Credit Facility.................................................6
              Custodian.......................................................6
              Currency Agreement..............................................6
              Default.........................................................6
              Defaulted Interest..............................................6
              Depository......................................................6
              Discount Security...............................................6

              Dollar..........................................................6
              EBITDA..........................................................6
              Event of Default................................................7
              Exchange Act....................................................7
              Fair Market Value...............................................7
              GAAP............................................................7
              Guarantee.......................................................7
              Holder..........................................................7
              Incur...........................................................7
              Indebtedness....................................................7
              Indenture.......................................................8
              Interest........................................................8
              Interest Payment Date...........................................8
              Interest Rate Agreement.........................................8
              Investment......................................................8
              Investment Grade Rating.........................................9
              Issue Date......................................................9
              legal defeasance option.........................................9
              Lien............................................................9
              LTM Pro Forma EBITDA............................................9
              Maturity........................................................9
              1996 Indenture..................................................9
              Officer.........................................................9
              Officers' Certificate...........................................9
              Opinion of Counsel.............................................10
              Outstanding....................................................10
              Paying Agent...................................................11
              Periodic Offering..............................................11
              Permitted Liens................................................11
              Person.........................................................12
              Place of Payment...............................................12
              Predecessor Security...........................................13
              Preferred Stock................................................13
              Pricing Committee..............................................13
              Pro Forma EBITDA...............................................13
              Property.......................................................13
              Rating Agencies................................................13
              Rating Date....................................................13
              Rating Decline.................................................14
              Redeemable Dividend............................................14
              Redeemable Stock...............................................14
              Redemption Date................................................14
              Redemption Price...............................................14

              Regular Record Date............................................14
              Required Currency..............................................14
              Responsible Officer............................................14
              Restricted Subsidiary..........................................15
              Sale and Leaseback Transaction.................................15
              Securities.....................................................15
              Securities Act.................................................15
              Security Register..............................................15
              Senior Indebtedness............................................15
              Special Record Date............................................15
              Stated Maturity................................................15
              Subsidiary.....................................................15
              Temporary Cash Investments.....................................16
              Tranche........................................................16
              Trustee........................................................16
              Trust Indenture Act............................................16
              U.S. Government Obligations....................................16
              United States..................................................16
              Unrestricted Subsidiary........................................17
              Voting Stock...................................................17
              Wholly Owned Subsidiary........................................17
Section 102.  Compliance Certificates and Opinions...........................17
Section 103.  Form of Documents Delivered to Trustee.........................18
Section 104.  Acts of Holders................................................18
Section 105.  Notices, Etc. to Trustee and Company...........................20
Section 106.  Notice to Holders of Securities; Waiver........................20
Section 107.  Conflict with Trust Indenture Act..............................21
Section 108.  Effect of Headings and Table of Contents.......................21
Section 109.  Successors and Assigns.........................................21
Section 110.  Separability Clause............................................21
Section 111.  Benefits of Indenture..........................................21
Section 112.  Governing Law..................................................21
Section 113.  Legal Holidays.................................................21

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.  Forms Generally................................................22
Section 202.  Form of Trustee's Certificate of Authentication................22

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.  Amount Unlimited; Issuable in Series...........................23
Section 302.  Denominations..................................................26
Section 303.  Execution, Authentication, Delivery and Dating.................26
Section 304.  Temporary Securities...........................................29
Section 305.  Registration, Registration of Transfer and Exchange............30
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities...............31
Section 307.  Payment of Interest; Interest Rights Preserved.................32
Section 308.  Persons Deemed Owners..........................................33
Section 309.  Cancellation...................................................33
Section 310.  Computation of Interest........................................33
Section 311.  Payment to Be in Proper Currency...............................34
Section 312.  CUSIP Numbers..................................................34

                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

Section 401.  Applicability of Article.......................................34
Section 402.  Election to Redeem; Notice to Trustee..........................35
Section 403.  Selection of Securities to Be Redeemed.........................35
Section 404.  Notice of Redemption...........................................35
Section 405.  Securities Payable On Redemption Date..........................36
Section 406.  Securities Redeemed in Part....................................37

                                  ARTICLE FIVE

                                  SINKING FUNDS

Section 501.  Applicability of Article.......................................37
Section 502.  Satisfaction of Sinking Fund Payments with Securities..........38
Section 503.  Redemption of Securities for Sinking Fund......................38

                                   ARTICLE SIX

                                    COVENANTS

Section 601.  Payment of Principal, Premium and Interest.....................39
Section 602.  Limitation on Liens............................................39

Section 603.  Designation of Restricted and Unrestricted Subsidiaries........39
Section 604.  Maintenance of Office or Agency................................39
Section 605.  Money for Securities Payments to Be Held in Trust..............40
Section 606.  Statement as to Compliance; Notice of Default..................41
Section 607.  Waiver of Certain Covenants....................................42
Section 608.  Calculation of Original Issue Discount.........................42

                                  ARTICLE SEVEN

                           SATISFACTION AND DISCHARGE

Section 701.  Satisfaction and Discharge of Securities; Defeasance...........42
Section 702.  Conditions to Defeasance.......................................43
Section 703.  Application of Trust Money.....................................45
Section 704.  Repayment to Company...........................................45
Section 705.  Indemnity for Government Obligations...........................45
Section 706.  Reinstatement..................................................45

                                  ARTICLE EIGHT

                           EVENTS OF DEFAULT; REMEDIES

Section 801.  Events of Default..............................................45
Section 802.  Acceleration of Maturity; Rescission and Annulment.............48
Section 803.  Collection of Indebtedness and Suits for Enforcement
              by Trustee.....................................................49
Section 804.  Trustee May File Proofs of Claim...............................49
Section 805.  Trustee May Enforce Claims Without Possession of
              Securities.....................................................50
Section 806.  Application of Money Collected.................................50
Section 807.  Limitation on Suits............................................51
Section 808.  Unconditional Right of Holders to Receive Principal,
              Premium and Interest...........................................52
Section 809.  Restoration of Rights and Remedies.............................52
Section 810.  Rights and Remedies Cumulative.................................53
Section 811.  Delay or Omission Not Waiver...................................53
Section 812.  Control by Holders of Securities...............................53
Section 813.  Waiver of Past Defaults........................................54
Section 814.  Undertaking for Costs..........................................54
Section 815.  Waiver of Stay or Extension Laws...............................54

                                  ARTICLE NINE

                                   THE TRUSTEE

Section 901.  Certain Duties and Responsibilities............................55
Section 902.  Notice of Defaults.............................................56
Section 903.  Certain Rights of Trustee......................................56
Section 904.  Not Responsible for Recitals or Issuance of Securities.........58
Section 905.  May Hold Securities............................................58
Section 906.  Money Held in Trust............................................58
Section 907.  Compensation and Reimbursement.................................58
Section 908.  Disqualification; Conflicting Interests........................59
Section 909.  Corporate Trustee Required; Eligibility........................60
Section 910.  Resignation and Removal; Appointment of Successor..............60
Section 911.  Acceptance of Appointment by Successor.........................62
Section 912.  Merger, Conversion, Consolidation or Succession
              to Business....................................................63
Section 913.  Preferential Collection of Claims Against Company..............63
Section 914.  Appointment of Authenticating Agent............................67
Section 915.  Trustee's Application for Instructions from the Company........69

                                   ARTICLE TEN

                           RIGHT TO REQUIRE REPURCHASE

Section 1001. Repurchase of Securities at Option of the
              Holder upon Change of Control..................................69
Section 1002  Covenant to Comply with Securities Laws
              upon Purchase of Securities....................................71

                                 ARTICLE ELEVEN

                    MERGER, CONSOLIDATION, AND SALE OF ASSETS

Section 1101. When Company May Merger or Transfer Assets.....................71
Section 1102. Successor Corporation Substituted..............................72

                                 ARTICLE TWELVE

                             SUPPLEMENTAL INDENTURES

Section 1201. Supplemental Indentures Without Consent of  Holders............72

Section 1202. Supplemental Indentures With Consent of Holders................74
Section 1203. Execution of Supplemental Indentures...........................75
Section 1204. Effect of Supplemental Indentures..............................76
Section 1205. Conformity With Trust Indenture Act............................76
Section 1206. Reference in Securities to Supplemental Indentures.............76
Section 1207. Modification Without Supplemental Indenture....................76

                                ARTICLE THIRTEEN

                              MEETINGS OF HOLDERS;
                             ACTION WITHOUT MEETING

Section 1301. Purposes for Which Meetings May Be Called......................76
Section 1302. Call, Notice and Place of Meetings.............................77
Section 1303. Persons Entitled to Vote at Meetings...........................77
Section 1304. Quorum, Action.................................................78
Section 1305. Attendance at Meetings; Determination of Voting Rights
              Conduct and Adjournment of Meetings............................79
Section 1306. Counting Votes and Recording Action of Meeting.................79
Section 1307. Action Without Meeting.........................................80

                                ARTICLE FOURTEEN

                           IMMUNITY OF INCORPORATORS,
                      STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 1401. Liability Solely Corporate.....................................80

                                 ARTICLE FIFTEEN

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

Section 1501. Company to Furnish Trustee Names and Addresses
              of Holders.....................................................81
Section 1502. Preservation of Information; Communications to Holders.........81
Section 1503. Reports by Trustee.............................................82
Section 1504. Reports by Company.............................................84

         INDENTURE, dated as of March 1, 1997, between 360 COMMUNICATIONS COMPANY, a corporation duly organized and existing under the laws of State of Delaware (the "Company") and CITIBANK, N.A., a national banking association duly incorporated and existing under the laws of the United States of America (the "Trustee").

                             RECITAL OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured senior debt securities, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided; and all other things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

Section 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein and;

                  (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Nine, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director or officer (a) of such specified Person, (b) of any Subsidiary of such specified Person or (c) of any Person described in clause (i) above. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. An "Affiliate" of the Company shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

         "Asset Sale" means any transfer, conveyance, sale, lease or other disposition (including, without limitation, dispositions pursuant to any consolidation or merger or a Sale and Leaseback Transaction) by the Company or any of its Restricted Subsidiaries in any single transaction or series of transactions of (a) shares of Capital Stock or other ownership interests of another Person (including Capital Stock of Unrestricted Subsidiaries) or (b) any other Property of the Company or any of its Restricted Subsidiaries; provided, however, that the term "Asset Sale" shall not include: (i) the sale or transfer of Temporary Cash Investments, inventory, accounts receivable or other Property in the ordinary course of business; (ii) the liquidation of Property received in settlement of debts owing to the Company or any Restricted Subsidiary as a result of foreclosure, perfection or enforcement of any Lien or debt, which debts were owing to the Company or any Restricted Subsidiary in the ordinary course of business of the Company or such Restricted Subsidiary; (iii) when used with respect to the Company, any asset disposition permitted pursuant to Section 1101 which constitutes a disposition of all or substantially all of the Company's Property or assets; (iv) the sale or transfer of any Property by the Company or a Restricted Subsidiary to the Company or a Restricted Subsidiary; or
(v) a disposition with a Fair Market Value and a sale price of less than $5 million.

         "Attributable Indebtedness" means Indebtedness deemed to be incurred in respect of a Sale and Leaseback Transaction and shall be, at the date of determination, the present value (discounted at the actual rate of interest and compounding frequency implicit in such transaction), of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

         "Authenticating Agent" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Bankruptcy Law" has the meaning specified in Section 801.

         "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee thereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" when used with respect to a Place of Payment of any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

         "Capital Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP. For purposes of Section 602, a Capital Lease Obligation shall be deemed secured by a Lien on the Property being leased.

         "Capital Stock" means, with respect to any Person, any and all shares or other equivalents (however designated) of corporate stock, partnership interests or any other participation, right, warrant, option or other interest in the nature of an equity interest in such Person, but excluding any debt security convertible or exchangeable into such equity interest.

         "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act; provided, however, that a group formed solely for the purpose of voting securities shall not be deemed to be a group for purpose of this definition) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of 35% or more of the total voting power of the fully diluted Voting Stock of the Company, (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by the Board of Directors of the Company or whose nomination for election by the shareowners of the Company was approved by a vote of 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office, (iii) the Company consolidates or merges with or into any other Person or any other Person consolidates or merges with or into the Company, in either case, other than a consolidation or merger (a) with a Wholly Owned Subsidiary in which all of the Voting Stock of the Company outstanding immediately prior to the effectiveness thereof is changed into or exchanged for substantially the same consideration or (b) pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other Property with the effect that the "beneficial owners" (as such term is used in Section 13(d) of the Exchange Act) of the outstanding Voting Stock of the Company immediately prior to such transaction, beneficially own, directly or indirectly, more than 50% of the total voting power of the fully diluted Voting Stock of the surviving corporation immediately following such transaction or (iv) the Company sells, conveys, transfers or leases, directly or indirectly, all or substantially all of its assets to any Person other than a Wholly Owned Subsidiary.

         "Change of Control Offer" has the meaning specified in Section 1001(a).

         "Change of Control Payment Date" has the meaning specified in Section 1001(b).

         "Change of Control Purchase Price" has the meaning specified in Section 1001(a).

         "Change of Control Triggering Event" means, with respect to the Securities of any series, the occurrence of both a Change of Control and a Rating Decline with respect to the Securities of such series.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or a Vice President, and by its Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Interest Expense" means, for any period, the amount of interest in respect of Indebtedness (including amortization of original issue discount, fees payable in connection with financings, including commitment, availability and similar fees, and amortization of debt issuance costs, non-cash interest payments on any Indebtedness and the interest portion of any deferred payment obligation and after taking into account the effect of elections made under, and the net costs associated with, any Interest Rate Agreement, however denominated, with respect to such Indebtedness), the amount of Redeemable Dividends, the amount of Preferred Stock dividends in respect of all Preferred Stock of Restricted Subsidiaries held by Persons other than the Company or a Restricted Subsidiary, commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, and the interest component of rentals in respect of any Capital Lease Obligation or Sale and Leaseback Transaction paid, accrued or scheduled to be paid or accrued by the Company and its Restricted Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP. For purposes of this definition, interest on a Capital Lease Obligation or a Sale and Leaseback Transaction shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capital Lease Obligation or Sale and Leaseback Transaction in accordance with GAAP consistently applied.

         "Consolidated Net Income" means, for any period, the net income (loss) of the Company and its Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income (i) any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that (a) subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause
(iii) below) and (b) the Company's equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period shall be included in determining such Consolidated Net Income; (ii) any net income (loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income (loss) of any Restricted Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (a) subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause) and (b) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain (but not loss) realized upon the sale or other disposition of any Property, plant or equipment of the Company or its consolidated Subsidiaries (including pursuant to any Sale and Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person; (v) any extraordinary gain or loss; and (vi) the cumulative effect of a change in accounting principles.

         "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, the City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture is located at 120 Wall Street, New York, New York 10043, Attention: Corporate Trust Administration; except that with respect to the presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee in said Borough at which at any particular time its corporate agency business shall be conducted, which office at the date of initial execution of this Indenture is located at 111 Wall Street, 5th Floor, New York, New York 10043, Attention:
Corporate Trust Services.

         "corporation" means a corporation, association, company/joint stock company or business trust.

         "covenant  defeasance  option"  has the  meaning  specified  in Section
701(b).

         "Credit Facility" means the Amended and Restated Credit Agreement dated as of October 31, 1996 among the Company, the Lenders (as defined therein) and Citibank, N.A., as Administration Agent, The Chase Manhattan Bank, as Syndication Agent, Bank of America Illinois, as Syndication Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent, and any amendments, supplements, modifications, extensions, revisions, refinancings or replacements thereof by a bank or a syndicate of banks.

         "Currency Agreement" means, for any Person, any foreign exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or a beneficiary.

         "Custodian" has the mean specified in Section 801.

         "Default" means, with respect to the Securities of any series, any event which is, or after notice or the lapse of time or both would become, an Event of Default with respect to the Securities of such series.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means with, respect to Securities of any series, or any Tranche thereof, issuable and issued in whole or in part in global form, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary", as used with respect to the Securities of any such series, or any Tranche thereof, shall mean the "Depositary" with respect to the Securities of that series or Tranche.

         "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "EBITDA" means, for any period, an amount equal to (A) the sum of (i) Consolidated Net Income for such period, plus (ii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (i) above, plus (iii) Consolidated Interest Expense for such period, plus (iv) depreciation for such period on a consolidated basis, plus (v) amortization of intangibles for such period on a consolidated basis, plus (vi) any other non-cash items reducing Consolidated Net Income for such period, minus (B) all non-cash items increasing Consolidated Net Income for such period, all for the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP consistently applied.

         "Event of Default" has the meaning specified in Section 801.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, with respect to any Property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined, except as otherwise provided, (i) if such Property or asset has a Fair Market Value of less than $15 million, by any Officer of the Company or
(ii) if such Property or asset has a Fair Market Value in excess of $15 million, by a majority of the Board of Directors of the Company and evidenced by a Board Resolution, dated within 30 days of the relevant transaction.

         "GAAP" means United States generally accepted accounting principles as in effect as of the date of determination, unless stated otherwise.

         "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), extend, assume, Guarantee or become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Indebtedness, becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

         "Indebtedness" means (without duplication), with respect to any Person, any indebtedness, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any Property (excluding any balances that constitute customer advance payments and deposits, accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing Indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included (i) any Capital Lease Obligations,
(ii) Indebtedness of other Persons secured by a Lien to which the Property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed (the amount of such Indebtedness being deemed to be the lesser of the value of such Property or assets or the amount of the Indebtedness so secured), (iii) Guarantees of Indebtedness of other Persons, (iv) any Redeemable Stock, (v) any Attributable Indebtedness, (vi) all reimbursement obligations of such Person in respect of letters of credit, bankers' acceptances or other similar instruments or credit transactions issued for the account of such Person, (vii) in the case of the Company, any Preferred Stock of its Restricted Subsidiaries and (viii) obligations of any such Person under any Interest Rate Agreement or Currency Agreement applicable to any of the foregoing. For purposes of this definition, the maximum fixed repurchase price of any Redeemable Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such Redeemable Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any other obligations described in clauses (i) through (viii) above in respect thereof at such date.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Interest", when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement.

         "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others, or otherwise) to, or Incurrence of a Guarantee of any obligation of, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Indebtedness issued by, any other Person. In determining the amount of any Investment in respect of any Property or assets other than cash, such Property or asset shall be valued at its Fair Market Value at the time of such Investment.

         "Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) by Moody's Investors Service, Inc. (or any successor to the rating agency business thereof), BBB- (or the equivalent) by Standard & Poor's Ratings Group (or any successor to the rating agency business thereof) and BBB- (or the equivalent) by Duff & Phelps Credit Rating Co. (or any successor to the rating agency business thereof).

         "Issue Date" means the date on which the first series of Securities are authenticated pursuant to Section 303.

         "legal defeasance option" has the meaning specified in Section 701(b).

         "Lien" means, with respect to any Property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any Sale and Leaseback Transaction).

         "LTM Pro Forma EBITDA" means the sum of the Company's Pro Forma EBITDA for the most recent four consecutive fiscal quarters for which financial statements are available.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installation of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

         "1996 Indenture" means the Indenture dated as of March 7, 1996 between the Company and Citibank, N.A., as Trustee, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "Officer" means the President, the Chief Financial Officer, the Senior Vice President - Finance, the Treasurer or the General Counsel of the Company.

         "Officers' Certificate" means a certificate signed by two Officers, at least one of whom shall be the principal executive officer, principal accounting officer or principal financial officer of the Company, and delivered to the Trustee; provided, however, that for purposes of

Section 301, "Officers' Certificate" shall mean a certificate executed by the Pricing Committee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a)  Securities   theretofore   canceled  by  the  Trustee  or
         delivered to the Trustee for cancellation;

                  (b)  Securities  deemed to have been paid in  accordance  with
         Section 701; and

                  (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                  (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

                  (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802; and

                  (z) the principal amount of any Security which is denominated in a currency other than United States Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of United States Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the United States Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currently evidenced by such Security, in each such case certified to the Trustee in an Officers' Certificate based
         (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

         "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provision, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

         "Permitted Liens" means (i) Liens Incurred by the Company or any Restricted Subsidiary if, after giving effect to such Incurrence on a pro forma basis, the amount of the total Indebtedness of the Company and the Restricted Subsidiaries that is secured by a Lien does not exceed 15% of the product of the LTM Pro Forma EBITDA of the Company multiplied by 6.5; (ii) Liens on the Property of the Company or any Restricted Subsidiary existing on March 7, 1996;
(iii) Liens on the Property of the Company or any Restricted Subsidiary to secure any extension, renewal, refinancing, replacement or refunding (or successive extensions, renewals, refinancings, replacements or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in any of clauses (i), (ii), (viii) or (xi); provided, however, that any such Lien will be limited to all or part of the same Property that secured the original Lien (plus improvements on such Property) and the aggregate principal amount of Indebtedness that is secured by such Lien will not be increased to an amount greater than the sum of (A) the outstanding principal amount, or, if greater, the committed amount, of the Indebtedness secured by Liens described under clauses (i), (ii), (viii) and (xi) at the time the original Lien became a Permitted Lien under this Indenture and (B) an amount necessary to pay any premiums, fees and other expenses Incurred by the Company in connection with such refinancing, refunding, extension, renewal or replacement; (iv)

Liens for taxes, assessments or governmental charges or levies on the Property of the Company or any Restricted Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings; (v) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens and other similar Liens on the Property of the Company or any Restricted Subsidiary arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or are being contested in good faith and by appropriate proceedings;
(vi) Liens on the Property of the Company or any Restricted Subsidiary Incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of- money bonds, surety bonds or other obligations of a like nature and Incurred in a manner consistent with industry practice; (vii) Liens Incurred to secure appeal bonds and judgment and attachment Liens, in each case in connection with litigation or legal proceedings which are being contested in good faith by appropriate proceedings so long as reserves have been established to the extent required by GAAP as in effect at such time and so long as such Liens do not encumber assets by an amount in excess of $25 million; (viii) Liens on Property at the time the Company or any Restricted Subsidiary acquired or constructed such Property, including any acquisition by means of a merger or consolidation with or into the Company or such Restricted Subsidiary; (ix) other Liens on the Property of the Company or any Restricted Subsidiary incidental to the conduct of their respective businesses or the ownership of their respective Properties which were not created in connection with the Incurrence of Indebtedness or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of their respective Properties or materially impair the use thereof in the operation of their respective businesses; (x) pledges or deposits by the Company or any Restricted Subsidiary under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which the Company or any Restricted Subsidiary is party, or deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary, or deposits for the payment of rent, in each case Incurred in the ordinary course of business; (xi) Liens on the Property of a Person at the time such Person becomes a Restricted Subsidiary; provided, however, that any such Lien may not extend to any other Property of the Company or any other Restricted Subsidiary which is not a direct Subsidiary of such Person; provided further, however, that any such Lien was not Incurred in anticipation of or in connection with the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary; (xii) utility easements, building restrictions and such other encumbrances or charges against real Property as are of a nature generally existing with respect to Properties of a similar character; or (xiii) Liens created pursuant to Section 907.

         "Person" means any individual, corporation, company (including any limited liability company), partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 301, at which, subject to Section 604, the principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

         "Pricing  Committee"  means  the  Executive  Vice  President  and Chief
Financial Officer of the Company, together with the Senior Vice President Finance of the Company or the Treasurer of the Company, or any other committee or individual officers of the Company duly authorized by the Board of Directors to establish the terms of any series of Securities.

         "Pro Forma EBITDA" means, for any period, the EBITDA of the Company and its Restricted Subsidiaries as determined on a consolidated basis in accordance with GAAP consistently applied after giving effect to the following: (i) if, during or after such period, the Company or any of its Restricted Subsidiaries shall have made any Asset Sale, Pro Forma EBITDA of the Company and its Restricted Subsidiaries for such period shall be reduced by an amount equal to the Pro Forma EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Sale for the period or increased by an amount equal to the Pro Forma EBITDA (if negative) directly attributable thereto for such period and (ii) if, during or after such period, the Company or any of its Restricted Subsidiaries completes an acquisition of any Person or business which immediately after such acquisition is a Restricted Subsidiary of the Company or whose assets are held directly by the Company or a Restricted Subsidiary of the Company, Pro Forma EBITDA shall be computed so as to give pro forma effect to the acquisition of such Person or business.

         "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person (but excluding Capital Stock or other securities issued by such first mentioned Person).

         "Rating Agencies" mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., Duff & Phelps Credit Rating Co. and Moody's Investors Service, Inc. or any successor to the respective rating agency businesses thereof.

         "Rating  Date"  means the date which is 90 days prior to the earlier of
(i) a Change of Control and (ii) public notice of the occurrence of a Change of Control or of the intention of the Company to effect a Change of Control.

         "Rating Decline" means, with respect to the Securities of any series, the occurrence of the following on, or within 90 days after, the date of public notice of the occurrence of a Change of Control or of the intention by the Company to effect a Change of Control (which period shall be extended so long as the rating of the Securities of such series is under publicly announced consideration for possible downgrade by any of the Rating Agencies): (a) in the event the Securities of such series are assigned an Investment Grade Rating by at least two of the three Rating Agencies on the Rating Date, the rating of the Securities of such series by at least two of the three Rating Agencies shall be below an Investment Grade Rating; or (b) in the event the Securities of such series are rated below an Investment Grade Rating by at least two of the three Rating Agencies on the Rating Date, the rating of the Securities of such series by at least two of the three Rating Agencies shall be decreased by one or more gradations (including gradations within rating categories as well as between rating categories).

         "Redeemable Dividend" means, for any dividend with regard to Redeemable Stock, the quotient of the dividend divided by the difference between one and the maximum statutory Federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Redeemable Stock.

         "Redeemable Stock" means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof, in whole or in part, or (iii) is convertible or exchangeable for Indebtedness mandatorily or at the option of the holder thereof.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date", for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Required Currency" has the meaning specified in Section 311.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means (i) any Subsidiary of the Company after the Issue Date unless such Subsidiary shall have been designated an Unrestricted Subsidiary as permitted pursuant to Section 603 and (ii) an Unrestricted
Subsidiary which is redesignated as a Restricted Subsidiary as permitted pursuant to Section 603.

         "Sale and Leaseback Transaction" means any direct or indirect arrangement pursuant to which Property is sold or transferred by the Company or any of its Restricted Subsidiaries and is thereafter leased back from the purchaser or transferee thereof by the Company or one of its Restricted Subsidiaries.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means, at any date, any outstanding Indebtedness of the Company that is pari passu in right of payment with the Securities, including Indebtedness of the Company outstanding under the 1996 Indenture and the Credit Facility.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security of any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable including pursuant to any mandatory redemption provision.

         "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which at least 50% of the total voting power of the Voting Stock is held by such first-named Person or any of its Subsidiaries and such first-named Person or any of its Subsidiaries has the power to direct the management, policies and affairs thereof; or (ii) in the case of a partnership, joint venture, association, or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

         "Temporary Cash Investments" means any of the following: (i) Investments in U.S. Government Obligations maturing within 90 days of the date of acquisition thereof, (ii) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 90 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof having capital, surplus and undivided profits aggregating in excess of $500,000,000 and whose long-term debt is rated "A-3" or higher, "A-" or higher or "A-" or higher according to Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), respectively, (iii) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than the Company or an Affiliate of the Company) organized and in existence under the laws of the United States of America with a rating at the time as of which any Investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc., "A- 1" (or higher) according to Standard & Poor's Ratings Group or "A-1" (or higher) according to Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), and (v) Investments in money market or mutual funds that invest primarily in Investments of the types described above in clauses (i), (ii), (iii) and (iv).

         "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include such Person who is then a Trustee hereunder, and if any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 1205.

         "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

         "United States" means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

         "Unrestricted Subsidiary" means (a) any Subsidiary of the Company in existence on the Issue Date that is not a Restricted Subsidiary, (b) any Subsidiary of an Unrestricted Subsidiary and (c) any Subsidiary of the Company which is designated after the Issue Date as an Unrestricted Subsidiary as permitted pursuant to Section 603 and not thereafter redesignated as a Restricted Subsidiary as permitted pursuant thereto.

         "Voting Stock" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

         "Wholly Owned Subsidiary" means, at any time, a Restricted Subsidiary all of the Voting Stock of which (except directors' qualifying shares) is at the time owned, directly or indirectly, by the Company and its other Wholly Owned Subsidiaries.

Section 102.  Compliance Certificates and Opinions.

         Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definition herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been compiled with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been compiled with.

Section 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record of both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meetings of Holders shall be proved in the manner provided in Section 1306.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

         (c) The principal  amount (except as otherwise  contemplated  in clause
(y) of the proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind the Holder of any Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of the Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

         (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

         (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date. If such a record date is not fixed, such record date shall be the later of 30 days prior to the first solicitation of such request, demand, authorization, direction, notice, consent, waiver or other Act or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 1501 prior to such solicitation.

Section 105.  Notices, Etc. to Trustee and Company.

         Any  request,  demand,   authorization,   direction,  notice,  consent,
election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration, or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer, at 8725 W. Higgins Road, Chicago, Illinois 60631-2702, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107. Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108.  Effect of Headings and Table of Contents.

         The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

         In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

         Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.

Section 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Change of Control Payment Date, or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Board Resolution or Officers' Certificate which establishes the terms of such Securities or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Change of Control Payment Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Change of Control Payment Date, or Stated Maturity, as the case may be, to such Business Day.

                                   ARTICLE TWO

                                 Security Forms

Section 201.  Forms Generally.

         The definitive Securities of each series shall be in substantially the forms thereof established in Board Resolutions or Officers' Certificates pursuant to Board Resolutions, or in indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the forms of Securities of any series are established in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, such Board Resolution and Officers' Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

Section 202.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the form set forth below:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  CITIBANK, N.A.,
                                                  as Trustee


                                                  By:
                                                       Authorized Signatory

                                  ARTICLE THREE

                                 The Securities

Section 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities will be senior unsecured obligations of the Company, will rank pari passu in right of payment with all existing and future unsubordinated, unsecured Indebtedness of the Company, including the Senior Indebtedness, and will be senior in right of payment to all future subordinated Indebtedness of the Company.

         The Securities may be issued in one or more series. Subject to the last paragraph of this Section, there shall be established in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, the following terms prior the issuance of the Securities of any series:

                  (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series) and the form of the Securities of such series;

                  (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (c) whether the Securities of such series may be issued in whole or in part in global form and, if so, the identity of the Depositary for such Securities in global form, and the terms and conditions, if any, upon which interests in such Securities in global form may be exchanged, in whole or in part, for the individual Securities represented thereby;

                  (d) the Person or Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (e) the date or dates, which may be serial, on which the principal of the Securities of such series is payable;

                  (f) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal, premium or interest shall bear interest, if any), or any method or methods by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

                  (g) the place or places where (1) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (2) any Securities of such series, or any Tranche thereof, may be surrendered for registration of transfer, (3) Securities of such series, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served;

                  (h) the period or periods within which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

                  (i) the obligation, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof (in addition to the obligation to purchase at the option of a Holder pursuant to Section 1001) and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (j) the denominations in which Securities, if any, of such series, or any Tranche thereof shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                  (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (l) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than the currency of the United States);

                  (m) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the method by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

                  (n) if the amount of payments of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (o) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

                  (p) any Events of Default,  in addition to those  specified in
         Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six;

                  (q) the terms of any warrants attached to the Securities of such series, or any Tranche thereof;

                  (r)  any   additional  or   alternative   provisions  for  the
         reinstatement of the Company's Indebtedness in respect of the Securities of such series after the satisfaction and discharge thereof as provided in Section 701;

                  (s) if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

                  (t) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

                  (u) any other terms of the  Securities of such series,  or any
         Tranche  thereof,   not  inconsistent   with  the  provisions  of  this
         Indenture.

         If any of the terms of the Securities of a series are established in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, such Board Resolution and Officers' Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms or parameters for the Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a

Company Order as contemplated by the proviso of the third paragraph of Section 303.

Section 302.  Denominations.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its President, one of its Vice Presidents or any other duly authorized officer, under its corporate seal affixed thereto or reproduced thereon attested by its Secretary, its Assistant Secretary or any other duly authorized officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall the bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication and delivery, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery; (b) the Trustee shall authenticate and make available for delivery Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, all pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order; (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by Company Order or pursuant to such procedures acceptable to the Trustee; and (d) if provided for in such procedures acceptable to the Trustee, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing.

         In authenticating Securities of any series, and accepting responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a)  that  the  forms  of  such   Securities  have  been  duly
         authorized by the Company
         and have been established in conformity with the provisions of this Indenture;

                  (b)  that  the  terms  of  such   Securities  have  been  duly
         authorized by the Company and have been established in conformity with the provisions of this Indenture;

                  (c) that such Securities,  when authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture, and will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered a proceeding in equity or at law); and

                  (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the opinions described in clauses (b) and (c) above may, alternatively, state, respectively:

                  (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, as the case may be, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                  (y) that such  Securities,  when (1)  executed by the Company,
         (2) authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the aforesaid Company Order or specified procedures, as the case may be, will have been duly issued under this Indenture and will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered a proceeding in equity or at law).

         With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

         If the form or terms of the Securities of any series have been established by or pursuant to a Board of Resolution as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         If the Company shall establish pursuant to Section 301 that Securities of a series may be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an authorized aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series and tenor to be represented by one or more Securities in global form, (ii) shall be registered, if in registered form, in the name of the Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect (with such modifications as are necessary to reflect the name of the Depositary if other than The Depository Trust Company):

                  "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to 360 Communications Company (the "Company") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                   Unless and until this Security is exchanged in whole or in part for certificated Securities registered in the names of the various beneficial holders hereof as then certified to the Company by DTC or a successor depositary, this Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

                  This Security may be exchanged for certificated Securities registered in the names of the various beneficial owners hereof (as certified to the Company by DTC or a successor depositary) only if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for this Security or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Company within 90 days, or (b) the Company executes and delivers to the Trustee a notice that this Security and all Securities of the series designated below shall be so transferable, registerable and exchangeable, and such transfers shall be registerable, or (c) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by this certificate."

         Each Depositary designated pursuant to Section 301 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

Section 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

         If temporary Securities of any series are issued, the Company shall cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 604 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor definitive Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

Section 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to Section 604 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfer thereof.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained pursuant to Section 604 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the Holder thereof or his or her attorney duly authorized in writing.

         Unless otherwise provided in a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, or in an indenture supplemental hereto, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 306 or 1206 not involving any transfer.

         The Company shall not be required (a) to issue, to register the transfer of or to exchange Securities of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of such series called for redemption or (b) to issue, to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.

         Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (the "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 20 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.  Cancellation.

         All  Securities  surrendered  for  payment,   redemption,   conversion,
registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore canceled, shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures.

Section 310.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 311.  Payment to Be in Proper Currency.

         In the case of any Securities denominated in any currency other than United States Dollars or in a composite currency (the "Required Currency"), except as otherwise provided therein, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company. The Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

Section 312.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the "CUSIP" numbers assigned to any Securities.

                                  ARTICLE FOUR

                            Redemption of Securities

Section 401.  Applicability of Article.

         Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

Section 402.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officers' Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 403.  Selection of Securities to Be Redeemed.

         If less than all of the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Security Registrar from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officers' Certificate, the Company shall have offered to purchase all Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all such Securities which have not been so tendered.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 404.  Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 106 to the Holders to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

         All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) the CUSIP number(s), if any;

                  (d) if less than all of the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part;

                  (e) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (g) the purpose for the redemption if such redemption is made pursuant to a sinking fund or other obligation of the Company (with reference to the applicable Section of this Indenture or the Security to be redeemed, as the case may be).

         With respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

         Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of nonsatisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

Section 405.  Securities Payable On Redemption Date.

         Notice  of  redemption   having  been  given  as  aforesaid,   and  the
conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 307.

Section 406.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security, without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE FIVE

                                  Sinking Funds

Section 501.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

Section 502.  Satisfaction of Sinking Fund Payments with Securities.

         The Company (a) may deliver Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 503.  Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officers' Certificate specifying:

                  (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

                  (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

                  (c) the aggregate sinking fund payment;

                  (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash; and

                  (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officers' Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in

         Sections 405 and 406.

                                   ARTICLE SIX

                                    Covenants

Section 601.  Payment of Principal, Premium and Interest.

         The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

Section 602.  Limitation on Liens.

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or suffer to exist, any Lien (other than Permitted Liens) upon any of its Property or assets, whether now owned or hereafter acquired, or any interest therein or any income or profits therefrom, unless it has made or will make effective provision whereby the Securities of each series will be secured by such Lien equally and ratably with (or prior to) all other Indebtedness of the Company or any Restricted Subsidiary secured by such Lien for so long as any such other Indebtedness of the Company or any Restricted Subsidiary shall be so secured.

Section 603.  Designation of Restricted and Unrestricted Subsidiaries.

         The Board of Directors of the Company may designate an Unrestricted Subsidiary as a Restricted Subsidiary or designate a Restricted Subsidiary as an Unrestricted Subsidiary at any time; provided, however, that (i) immediately after giving effect to such designation, there exist no Liens (other than Permitted Liens) on the property of the Company or its Restricted Subsidiaries and (ii) an Officers' Certificate with respect to such designation is delivered to the Trustee within 75 days after the end of the fiscal quarter of the Company in which such designation is made (or, in the case of a designation made during the last fiscal quarter of the Company's fiscal year, within 120 days after the end of such fiscal year), which Officers' Certificate shall state the effective date of such designation.

Section 604.  Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment for the Securities of any series, or any Tranche thereof, an office or agency where such Securities may be presented or surrendered for payment, where such Securities may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of such Securities may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

         Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at any office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

Section 605.  Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, prior to each due date of the principal of and premium, if any, or interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities of such series or Tranche) in the making of any payment of principal of and premium, if any, or interest, if any, on the Securities of such series or Tranche; and

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by and any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

Section 606.  Statement as to Compliance; Notice of Default.

         The Company shall deliver to the Trustee, within 120 days after each fiscal year of the Company ending after the Issue Date, a written statement, which need not comply with Section 102, signed by its principal executive officer, principal financial officer or principal accounting officer, stating, as to each signer thereof, that:

                  (a) a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision; and

                  (b) to the best of his or her knowledge, based on such review, either (1) the Company has fulfilled all its obligations under this Indenture throughout such year or if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to him or her and the nature and status thereof and (2) no Event of Default has occurred and is continuing or, if an Event of Default has occurred and is continuing, specifying each such Event of Default known to him or her and the nature and status thereof.

         Subject to the last paragraph of Section 801, the Company shall deliver to the Trustee written notice of the occurrence of any Default or Event of Default within five Business Days of its becoming aware of any such Default or Event of Default. Such written notice shall be in the form of an Officers' Certificate and shall state the status of such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 607. Waiver of Certain Covenants.

         Except as otherwise specified as contemplated by Section 301 for Securites of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(p), 1201(b) or 1201(f) for the benefit of the Holders of such series or in any of Sections 602, 603, 606 or 1001 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but no such waiver shall extend to or affect such term, provision or condition except to the extent of expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 608. Calculation of Original Issue Discount.

         With respect to each series of Securities, if any, issued with original issue discount, the Company shall file with the Trustee, within thirty (30) days after the end of each calender year, (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Outstanding Securities of such series as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be required to be distributed to the Holders of the Securities of such series pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended from time to time.

                                  ARTICLE SEVEN

                           Satisfaction and Discharge

Section 701.  Satisfaction and Discharge Liability of Securities; Defeasance

         (a) When (i) the Company delivers to the Trustee all of the Outstanding Securities of any series for cancellation or (ii) all of the Outstanding Securities of any series have become due and payable and the Company irrevocably deposits with the Trustee funds sufficient to pay at Maturity or upon redemption all of the Outstanding Securities of any series, including interest thereon, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 701(c), 702 and 706, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

         (b) Subject to Sections 701(c), 702 and 706, the Company at any time may terminate (i) all its obligations under the Securities of any series and this Indenture ("legal defeasance option") or (ii) its obligations with respect to the Securities of any series under Sections 602, 603, 1504 (to the extent that failure to comply with such Section 1504 shall not violate the Trust Indenture Act), and the operation of Sections 810(c), 801(e), 801(f) (with respect to Restricted Subsidiaries), 801(g) (with respect to Restricted Subsidiaries) and 801(h) ("covenant defeasance option"). The Company may exercise its legal defeasance option with respect to the Securities of any series notwithstanding its prior exercise of its covenant defeasance option with respect to the Securities of such series.

         If the Company exercises its legal defeasance option with respect to the Securities of any series, payment of the Securities of such series may not be accelerated because of an Event of Default with respect to the Securities of such series. If the Company exercises its covenant defeasance option with respect to the Securities of any series, payment of the Securities of such series may not be accelerated because of an Event of Default with respect to the Securities of such series specified in Sections 801(c), 801(e), 801(f) (with respect to Restricted Subsidiaries), 801(g) (with respect to Restricted
Subsidiaries) and 801(h) (except to the extent covenants or agreements referenced in such Sections remain applicable).

         Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

         (c) Notwithstanding clauses (a) and (b) above, the Company's obligations with respect to the Securities of any series in Sections 305, 306, 604, 605, 704, 705, 706, 907, 910 and 1502 shall survive until the Securities of such series have been paid in full. Thereafter, the Company's obligations with respect to the Securities of such series in Sections 704, 705 and 907 shall survive.

Section 702.  Conditions to Defeasance.

         The Company may exercise its legal defeasance option with respect to the Securities of any series or its covenant defeasance option only if:

                  (a) the Company irrevocably deposits in trust with the Trustee money or U.S.

         Government Obligations for the payment of principal and premium, if any, of and interest on the Securities of such series to Maturity;

                  (b) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all of the Securities of such series to Maturity;

                  (c) 123 days pass after the deposit is made and during such 123-day period no Default specified in Section 801(f) or (g) with respect to the Company occurs which is continuing at the end of such period;

                  (d) the deposit does not constitute a default under any other agreement binding on the Company;

                  (e) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                  (f) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (i) the Company has received from the Internal Revenue Service a ruling, or (ii) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities if such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (g) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities if such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred; and

                  (h) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities of such series as contemplated by this Article have been complied with.

Section 703.  Application of Trust Money.

         The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article. The Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities of the applicable series.

Section 704.  Repayment to Company.

         The Trustee and the Paying Agent shall promptly turn over to the Company upon written request any excess money or Securities held by them at any time.

         Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Holders of the Securities entitled to the money must look to the Company for payment as general creditors.

Section 705.  Indemnity for Government Obligations.

         The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

Section 706.  Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to this Article until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article.

                                  ARTICLE EIGHT

                           Events of Default; Remedies

Section 801.  Events of Default.

         "Events of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                           (a) failure to pay any  interest  on any  Security of
                  such series within 30 days after the same becomes due and payable; or

                           (b) failure to pay the  principal  of or premium,  if
                  any, on any Security of such series at Maturity, upon acceleration, optional redemption, required purchase (including purchases pursuant to Section 1001) or otherwise; or

                           (c) failure to perform, or breach of, any covenant or
                  warranty of the Company in Section 602 or 603, and such failure to perform or breach continues for 30 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or the Company fails to give the notice specified below; or

                           (d) failure to perform, or breach of, any covenant or
                  warranty of the Company in this Indenture (other than those referred to in (a), (b) or (c) above) and such failure to perform or breach continues for 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or the Company fails to give the notice specified below; or

                           (e) the  principal  of, any  premium  or accrued  and
                  unpaid interest on Indebtedness of the Company or any Restricted Subsidiary (other than the Securities) is not paid when due within any applicable grace period or is accelerated by the holders thereof, and the total amount of such principal, premium (if any) and interest that is unpaid or accelerated exceeds in the aggregate $25 million at the time; or

                           (f) the Company or any Restricted Subsidiary pursuant
                  to or within the meaning of any Bankruptcy Law:

                                    (1)  commences a voluntary case;

                                    (2)  consents  to the  entry of an order for
                           relief against it in an involuntary case;

                                    (3)  consents  to  the   appointment   of  a
                           Custodian of it or for any substantial part of its Property; or

                                    (4)  makes  a  general  assignment  for  the
                           benefit of its creditors;

                           or takes any comparable action under any foreign laws
                  relating to insolvency; or

                           (g) a court of competent jurisdiction enters an order
                  or decree under any Bankruptcy Law that:

                                    (1) is for relief against the Company or any
                           Restricted Subsidiary in an involuntary case;

                                    (2)  appoints a Custodian  of the Company or
                           any Restricted Subsidiary for any substantial part of its property; or

                                    (3) orders the winding up or  liquidation of
                           the Company or any Restricted Subsidiary;

                           or any  similar  relief is granted  under any foreign
                  laws and the order or decree remains unstayed and in effect for 60 days; or

                           (h) any final  judgment  or decree for the payment of
                  money  in an  uninsured  aggregate  amount  in  excess  of $25 million  at the time is  entered  against  the  Company or any
                  Restricted Subsidiary and is not waived, satisfied or discharged and there is a period of 60 consecutive days following the entry of such judgment or decree during which such judgment or decree is not discharged, waived, satisfied or the execution thereof stayed; or

                           (i) any other Events of Default specified with respect to Securities of such series.

         The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         The Company shall deliver to the Trustee written notice of the occurrence of any Default or Event of Default under clause (c), (d), (e), or (h) above within 30 days of its becoming aware of any such Default. Such written notice shall be in the form of an Officers' Certificate and shall state the status of such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 802.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 801(f) or (g) with respect to the Company) shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series. If an Event of Default specified in Section 801(f) or (g) with respect to the Company occurs, the principal of and accrued but unpaid interest on all of the Outstanding Securities of each series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

         At any time after such a declaration of acceleration with respect to the Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences, if:

                  (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay:

                           (1) all overdue  interest on all  Securities  of such
                  series;

                           (2) the  principal  of and  premium,  if any,  on any
                  Securities of such series which have become due other than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                           (3) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue interest as the rate of rates prescribed therefor in such Securities;

                           (4) all amounts due to the Trustee under Section 907;

         and

                  (b) all Events of Default with respect to the Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration or acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 803.  Collection of Indebtedness and Suits for Enforcement by Trustee.

         If any Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under
Section 907.

         If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 804.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, of any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustees shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holder, to pay to the Trustee any amounts due it under Section 907.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 805.   Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 806.  Application of Money Collected.

         Any moneys collected by the Trustee with respect to Securities of a series pursuant to this Article Eight shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, premium, if any, or interest, upon presentation of the Securities of such series, and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: To the payment of all amounts due to the Trustee pursuant to Section 907 (which, in the event that moneys have been collected in respect of the Securities of more than one series, shall be allocated among each such series pro rata based on the aggregate principal amount of each series then Outstanding);

                  SECOND: In case the principal or premium, if any, of the Outstanding Securities of such series shall not have become due at Maturity, by required repurchase, by declaration or otherwise, to the payment of interest on the Outstanding Securities of such series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal or premium, if any, of the Outstanding Securities of such series shall have become due, at Maturity, by required repurchase, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium, if any, and interest, without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Securities of such series over any other Securities of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

                  FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         Any moneys collected by the Trustee with respect to Securities of more than one series pursuant to this Article Eight shall be applied as set forth above in this Section 806 upon all such Securities pro rata based on the aggregate principal amount of such series then Outstanding, without discrimination or preference.

Section 807.  Limitation on Suits.

         No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                  (b) the Holders of at least 25% in principal amount of the Outstanding

         Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be Incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 808. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and (subject to Section
807) to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 809.   Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, and the Trustee and such Holder shall be restored severally and respectively to their former positions and rights hereunder and thereafter all rights, remedies and powers of the Trustee and such Holder shall continue as though no such proceeding had been instituted, except to the extent determined in litigation adversely to the Trustee or such Holder, as the case may be.

Section 810.  Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 811.   Delay or Omission Not Waiver.

         No delay or omission of the Trustee or any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 812.   Control by Holders Of Securities.

         If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

                  (a) such direction shall not be in conflict with rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 813.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all of the Securities of such series waive any past Default hereunder with respect to such series and its consequences except a Default

                  (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or

                  (b) in respect of a covenant or  provision  hereof which under
         Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such Default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 814.  Undertaking for Costs.

         The Company and the Trustee agree, and each Holder of any Security by his or her or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 815.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE NINE

                                   The Trustee

Section 901. Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default with respect to Securities of any series:

                  (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 902.  Notice of Defaults.

         Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 1500(c), notice of any Default hereunder known to the Trustee, unless such Default shall have been cured and waived; provided, however, that, except in the case of a Default in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any Default of the character specified in Section 801(c) or (d) with respect to Securities of such series, no such notice to Holders shall be given until at least 75 days after the occurrence thereof.

Section 903.  Certain Rights of Trustee.

         Subject to the provisions of Section 901:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be therein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) except as otherwise provided in Section 801(d), the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the corporate trust department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities; and

                  (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed, upon advice of counsel, by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

Section 904.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statement of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 905.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, and Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 906.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 907.  Compensation and Reimbursement.

         The Company shall:

                  (a) pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all expenses, disbursements and advances reasonably Incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (c) indemnify and hold harmless the Trustee (including any predecessor Trustee), its directors, officers, employees and agents from and against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon measured or determined by the income of the Trustee) reasonably Incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 703 (except as otherwise provided in Section 703).

         When the Trustee Incurs expenses or renders services in connection with an Event of Default specified in Section 801(f) or Section 801(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

Section 908.  Disqualification; Conflicting Interests.

         (a) If the Trustee shall have or acquire any conflicting interest (as defined in Section 310(b) of the Trust Indenture Act), and a Default has occurred and is continuing with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the Default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or resign with respect to the Securities of such series in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 1503(c), to all Holders of Securities of such series notice of such failure.

         (c) Except in the case of a Default in the payment of the principal of or interest on any Security, or in the payment of any sinking fund or purchase fund installment, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that
(1) the Default to which the conflicting interest relates may be cured or waived during a reasonable period and under the procedures described in such application and (2) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Holders. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

         (d) Any resignation of the Trustee pursuant to this Section shall become effective only upon the appointment of a successor Trustee, and such successor Trustee's acceptance of such appointment, in the manner hereinafter specified in this Article.

Section 909.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority and qualified and eligible under this Article. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 910.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 908(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 908(a) and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 911.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee related, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 912.  Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 913.  Preferential Collection of Claims Against Company.

         (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders and the Holders of other indenture securities, as defined in subsection (c) of this Section:

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause (2) of this paragraph, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all  property  received  by the  Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing  herein  contained,  however,  shall  affect  the  right of the
Trustee:

                  (1) to retain for its own account (A) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, (B) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person and (C) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law;

                  (2) to realize, for its own account, upon any property held by it as security for any such claim, if such property was held prior to the beginning of such three months' period;

                  (3) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

                  (4) to receive payment on any claim referred to in clause (2) or (3) of this paragraph, against the release of any property held as security for such claim as provided in such clause (2) or (3), as they case may be, to the extent of the fair value of such property.

For the purposes of clauses (2), (3) and (4) of this paragraph, property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the Holders of other indenture securities in such manner that the Trustee, the Holders and the Holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the Holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (1) to apportion among the Trustee, the Holders and the Holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (2) in lieu of such apportionment, in whole or in part, to give the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the Holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply to the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

                  (1) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                  (2) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an Indebtedness created as a result of services rendered or premises rented; or an Indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

         (c)      For the purposes of this Section only:

                  (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of this Section and (c) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a Lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligations;

                  (5) the term "Company" means any obligor upon the Securities; and

                  (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

Section 914.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent.

         If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  CITIBANK, N.A.,
                                                  as Trustee



                                                  By:
                                                       As Authenticating Agent



                                                  By:
                                                       Authorized Signatory

         If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent (which, if so requested by the Company, may be an Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities.

Section 915.  Trustee's Application for Instructions from the Company.

         Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                   ARTICLE TEN

                           Right to Require Repurchase

Section 1001. Repurchase of Securities at Option of the Holder upon Change of Control.

         (a) Upon the occurrence of a Change of Control Triggering Event, the Company shall notify the Trustee in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer") the Securities at a purchase price equal to 101% of the principal amount thereof plus any accrued and unpaid interest thereon to the Change of Control Payment Date (as hereinafter defined) (the "Change of Control Purchase Price") in accordance with the procedures set forth in this Section.

         (b) Within 30 days of the occurrence of a Change of Control Triggering Event, the Company also shall (i) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at his or her address appearing in the register of the Securities maintained by the Securities Registrar, a notice stating:

                  (1) that a Change of Control Triggering Event has occurred and the Change of Control Offer is being made pursuant to this Section and that all such Securities timely tendered will be accepted for payment, subject to the terms and conditions set forth herein;

                  (2) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 days and no later than 60 days after the date on which such notice is mailed) (the "Change of Control Payment Date");

                  (3) that any such Security (or portions thereof) not tendered will continue to accrue interest;

                  (4)  a  description  of  the   transaction   or   transactions
         constituting the Change of Control Triggering Event;

                  (5) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any such Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (6) that Holders accepting the offer to have their Securities purchased pursuant to a Change of Control Offer will be required to surrender such Securities to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

                  (7) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of such Securities delivered for purchase, and a statement that such holder is withdrawing his or her election to have such Securities purchased;

                  (8) that Holders whose Securities are being purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, provided that each Security purchased and each such new Security issued shall be in a principal amount in denominations of $1,000 and integral multiples thereof; and

                  (9) any other procedures that a holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance.

         (c) On the Change of Control Payment Date, the Company shall (a) accept for payment the Securities or portions thereof tendered pursuant to the Change of Control Offer, (b) deposit with the Paying Agent money sufficient to pay the Change of Control Purchase Price and (c) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate indicating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each holder of Securities so accepted payment in an amount equal to the Change of Control Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail to such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each such new Security shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

Section  1002.  Covenant  To  Comply  with  Securities  Laws  upon  Purchase  of
                Securities.

         In connection with any purchase of Securities under Section 1001 by the Company, the Company shall, to the extent then applicable and required by law,
(i) comply with Rule 14e-1 (which term, as used herein, includes any successor provisions thereto) under the Exchange Act and (ii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Section 1001 to be exercised in the time and in the manner specified in such Sections. To the extent that the provisions of any such securities laws or regulations conflict with the provisions of Section 1001, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in such Section 1001 by virtue thereof.

                                 ARTICLE ELEVEN

                    Merger, Consolidation and Sale of Assets

Section 1101.  When Company May Merge or Transfer Assets.

         (a) The Company shall not merge or consolidate with or into any other entity (other than a merger of a Wholly Owned Subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of its property or assets in any one transaction or series of transactions unless: (i) the entity formed by or surviving any such consolidation or merger (if the Company is not the surviving entity) or the Person to which such sale, transfer, assignment, lease or conveyance is made (the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Company; (ii) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the Company's property or assets, such property or assets shall have been transferred as an entirety or virtually as an entirety to one Person; and (iii) immediately before and after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing.

         (b) In connection with any consolidation, merger or transfer contemplated by this provision, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this provision and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

Section 1102.  Successor Corporation Substituted.

         Upon any consolidation by the Company with or merger by the Company into any other corporation or corporations or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor corporation or corporations formed by such consolidation or into which the Company is merged or the Person or Persons to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person or Persons had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person or Persons shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.

                                 ARTICLE TWELVE

                             Supplemental Indentures

Section 1201.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or

                  (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities, or any Tranche thereof (and if such covenants are to be for the benefit of less than all of the Securities, stating that such covenants are expressly being included solely for the benefit of such series or Tranche) or to surrender any right or power herein conferred upon the Company; or

                  (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

                  (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only when no Security of such series or Tranche remains Outstanding; or

                  (e) to provide collateral security for the Securities; or

                  (f) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

                  (g) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

                  (h) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

                  (i) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; provided, however, that any such place is located in New York, New York, Chicago, Illinois or in any other city located in the United States of America which has a population of at least 1,000,000 inhabitants; and provided further, however, that unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, one of such places shall at all times be located in New York, New York; or

                  (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such other provisions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

         Without limiting the generality of the foregoing, if the Trust Indenture Act shall be amended at any time or times after the date of the execution and delivery of this Indenture and:

         (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

         (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect such changes or elimination; or

         (z) if, by reason of any such amendment, one or more provisions which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein shall be deemed to be incorporated herein by reference or otherwise, or otherwise made applicable hereto, and shall no longer be required to be contained herein, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect the elimination of such provisions.

Section 1202.  Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the method of calculating such rate (or the amount of any installment of interest thereon) or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property) in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (b) reduce the percentage in principal amount of the Outstanding Securities of such series or Tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, or

                  (c) modify any of the provisions of this Section, Section 607 or Section 813, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(g).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more Tranches thereof, or which modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form or any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 1203.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

Section 1204.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

Section 1205.  Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 1206.  Reference in Securities to Supplemental Indentures.

         Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for Outstanding Securities of such series or Tranche.

Section 1207.  Modification without Supplemental Indenture.

         If the terms of any particular series of Securities shall have been established in a Board Resolution or an Officers' Certificate pursuant to a Board Resolution as contemplated by Section 301, and not in an indenture supplemental hereto, addition to, changes in or the elimination of any of such terms may be affected by means of a supplemental Board Resolution or Officers' Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officers'
Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officers' Certificate shall be deemed to be a "supplemental indenture" for purposes of Sections 1204 and 1206.

                                ARTICLE THIRTEEN

                   Meetings of Holders; Action Without Meeting

Section 1301.  Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

Section 1302.  Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 25% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

         (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranche are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

Section 1303.  Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be
(a) a Holder of one or more Outstanding Securities of such series or Tranche, or
(b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1304.  Quorum, Action.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a) not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

         Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

         Any resolution passed or decision taken at any meeting of Holders or Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

Section 1305. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

         (a) Attendance at a meeting of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

         (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302 (b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

         (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 1306.  Counting Votes and Recording Action of Meeting.

         The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 1307.  Action Without Meeting.

         In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                ARTICLE FOURTEEN

         Immunity of Incorporators, Stockholders, Officers and Directors

Section 1401.  Liability Solely Corporate.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal lability whatsoever, shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied here from or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                                 ARTICLE FIFTEEN

                Holders' Lists and Reports by Trustee and Company

Section 1501.  Company to Furnish Trustee Names and Addresses of Holders.

         The Company shall furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date for a series of Securities, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 1502.  Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (1) contained in the most recent list furnished to the Trustee as provided in Section 1501 and (2) received by the Trustee in any other capacity. The Trustee may (1) destroy any list furnished to it as provided in Section 1501 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than August 15 or February 14, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and (3) destroy any list delivered to itself as Trustee which was complied from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (1) afford such applicants access to the information preserved at the time by the

         Trustee in accordance with Section 1502(a), or

                  (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 1502(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 1502(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee by such applicants of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender by such applicants as aforesaid; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, shall be deemed to have agreed with the Company and the Trustee (i) that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 1502(b), regardless of the source from which such information was derived, and (ii) that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 1502(b).

Section 1503.  Reports by Trustee.

         (a) The Trustee shall, within sixty (60) days after each March 1 following the Issue Date, transmit to the Holders as hereinafter provided, a brief report dated as of each such March 1 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

                  (1) any change in its eligibility and its qualifications under
         Section 908;

                  (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other Indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 913(b)(2), (3), (4) or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any) which it has not previously reported;

                  (7) any additional issue of Securities which the Trustee has not previously reported; and

                  (8) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 902.

         (b) The Trustee shall transmit to the Holders, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture) for the reimbursement of which it claims or may claim a Lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) Reports pursuant to this Section shall be transmitted by mail;

                  (1) to all Holders, as their names and addresses appear in the Security Register; and

                  (2) to such Holders as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                  (3) except in the case of reports pursuant to subsection (b) of this Section, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 1502(a).

         (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company shall promptly notify the Trustee when any Securities are listed on any stock exchange.

Section 1504.  Reports by Company.

         The Company shall:

                  (a) file with the Trustee, within 45 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit, within 30 days after the filing thereof with the Trustee, to the Holders, in the manner and to the extent provided in
         Section 1503(c) with respect to reports pursuant to Section 1503(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).









                     [This space intentionally left blank.]

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written


                                       360 COMMUNICATIONS COMPANY


                                       By:     /s/ Michael J. Small
                                       Title:  Executive Vice President and
                                               Chief Financial Officer
  (SEAL)


  Attest:



  Title:  Assisrant Secretary




                                       CITIBANK, N.A.,
                                       as Trustee


                                       By:     /s/ Pat DeFelice
                                       Title:  Vice President

  (SEAL)


  Attest:



  Title:  Trust Officer